Statements of Net Assets Available for Benefits - EBP 007 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 11,774,820	$ 11,303,907
Receivables
Notes receivable from participants	437,695	294,752
Total Receivables	437,695	294,752
NET ASSETS AVAILABLE FOR BENEFITS	$ 12,212,515	$ 11,598,659